Exhibit 99.1

ENTROPIC COMMUNICATIONS REPORTS SECOND QUARTER RESULTS

Conference Call to be Webcast Today at 2:00 p.m. Pacific Time

SAN DIEGO, July 28, 2010 — Entropic Communications, Inc. (Nasdaq: ENTR), a leading provider of silicon and software solutions to enable connected home entertainment, today reported its second quarter results for the period ended June 30, 2010. Entropic reported second quarter net revenues of $40.7 million, an increase of 9 percent compared with $37.5 million in the first quarter of 2010 and an increase of 56 percent compared to $26.1 million in the second quarter of 2009.

In accordance with U.S. generally accepted accounting principles (GAAP), the company’s second quarter net income was $3.1 million, or $0.04 per share. This compares with GAAP net income of $1.8 million, or $0.02 per share in the first quarter of 2010. Non-GAAP net income in the second quarter was $6.1 million, or $0.08 per share, compared to non-GAAP net income of $4.4 million, or $0.06 per share in the first quarter of 2010.

“Entropic recorded its fifth consecutive quarter of revenue growth and posted record net income and earnings per share for the quarter,” said Patrick Henry, president and chief executive officer of Entropic Communications. “During the quarter we benefitted from increasing adoption of our MoCA home networking products by multiple Pay-TV service providers as well as a solid ramp in our solutions for the direct broadcast satellite market. We have significantly expanded our served available market, diversified our revenue base, and have a healthy design win pipeline — based on new consumer market drivers—to position the company for continued revenue and earnings growth.”

	Three months ended
(In millions, except per share data)	June 30, 2010	Mar. 31, 2010	June 30, 2009
Net revenues[1]	$40.7	$37.5	$26.1
GAAP net income (loss)	$3.1	$1.8	($4.3)
GAAP net income (loss) per share (basic and diluted)	$0.04	$0.02	($0.06)

Non-GAAP net income (loss)[1]	$6.1	$4.4	($0.7)

Non-GAAP net income (loss) per share[1] (basic and diluted)	$0.08	$0.06	($0.01)

1.	Please refer to “Non-GAAP Financial Measures” below and the financial statements portion of this press release for an explanation of the non-GAAP financial measures contained in the table above and a reconciliation of such measures to the comparable GAAP financial measures.

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ENTROPIC COMMUNICATIONS REPORTS SECOND QUARTER 2010 RESULTS	PAGE 2

Recent Highlights

•

Announced that Dr. Michael Farese joined the company as Senior Vice President, Engineering and Operations to guide Entropic’s global engineering and operations organizations, including product development, program management, quality, technical operations, and supply management.

•

Participated in the ratification of the MoCA 2.0 specification, ensuring service providers and original equipment manufacturers can capitalize on their MoCA investments through backward compatibility with current MoCA 1.1/1.0 products. As a founding member and original architect of the MoCA standard, Entropic is proud to be part of the industry standards body which is establishing and delivering higher reliability and performance benchmarks, as compared to other connectivity options available for the distribution of whole-home video and other multimedia entertainment over coaxial cable.

•	Announced that Tom Lookabaugh, the company’s Chief Technology Officer, was named a finalist for the San Diego Business Journal’s IT Executive of the Year award.

•

Ranked #1 with a 32% share in worldwide revenue of the top 4 vendors of home networking and access application specific standard products (ASSPs) according to The Linley Group’s “Communications Semiconductor Market Share 2009,” released in June 2010.

•

Announced that Entropic’s Channel Stacking Switch technology is designed into the Microelectronics Technology Inc. (MTI) low-noise block converter (LNB) single cable technology products, currently being deployed by a major Italian satellite service provider.

•

Filed a shelf registration statement with the Securities and Exchange Commission (SEC) covering the offer and sale of up to $100 million of securities which may include common stock, preferred stock, debt securities, warrants or any combination of the foregoing. The terms of any offering under this shelf registration statement will be determined at the time of the offering and disclosed in a prospectus supplement filed with the SEC. The company has no immediate plans or current commitments to sell securities.

For More Information

Entropic management will be holding a conference call today, July 28, 2010, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss the company’s results for the second quarter of fiscal 2010 and to provide guidance for the third quarter. You may access the conference call via any of the following:

Teleconference:	631-813-4729

Conference ID:	84657891

Web Broadcast:	http://ir.entropic.com/events.cfm

Replay:	706-645-9291

ENTROPIC COMMUNICATIONS REPORTS SECOND QUARTER 2010 RESULTS	PAGE 3

About Entropic Communications

Entropic Communications, Inc. (Nasdaq:ENTR) is a leading fabless semiconductor company that is engineering the future of connected home networking and entertainment by providing next-generation silicon and software technologies to the world’s leading cable, telecommunications and satellite service providers, OEMs and consumer electronic manufacturers. As a co-founder of MoCA (Multimedia over Coax Alliance), Entropic pioneered and continues to evolve the way high-definition television-quality video and other multimedia and digital content such as movies, music, games and photos are brought into and delivered throughout the home. For more information, visit Entropic at www.entropic.com.

Non-GAAP Financial Measures

This press release and the accompanying tables contain the following non-GAAP financial measures: net income (loss) and net income (loss) per share. These non-GAAP financial measures exclude the effects on the Statement of Operations of, among others, all forms of stock-based compensation, non-cash acquired intangibles amortization and impairment charges, and restructuring charges, and their related effects on the number of diluted shares used in calculating non-GAAP income (loss) per share.

Management uses these non-GAAP financial measures to manage the company’s business, including setting operating budgets and executive compensation plans. These non-GAAP measures are also used to (i) supplement the financial results and forecasts reported to the company’s board of directors, (ii) evaluate the company’s operating performance, (iii) compare the company’s performance to internal forecasts, and (iv) manage the company’s business and benchmarking performance internally. The non-GAAP measures have been made available to stockholders consistently in the past to provide transparency on how management manages the company’s operating performance. Management believes that these non-GAAP operating measures are useful to investors, when used as a supplement to GAAP measures, in evaluating the company’s ongoing operational performance.

The non-GAAP financial measures disclosed by the company should not be considered in isolation or a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Forward-Looking Statements

Statements in this press release that are not strictly historical in nature constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding our expectations for continued and/or future revenue, earnings and product sales growth and the factors that may contribute to such growth, and our belief that, following the ratification of the MoCA 2.0 specification, service providers and original equipment manufacturers will be able to capitalize on their MoCA investments through backward compatibility with current MoCA 1.1/1.0 products. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Entropic’s actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, our dependence on a limited number of customers and service providers for a substantial portion of our revenues; risks that the market for HD and SD video and other multi-media content delivery and networking solutions in the United States, China and elsewhere will not develop as we expect; risks associated with competing against larger and more established companies and our ability to compete successfully in the market for MoCA-compliant chipsets; risks associated with timely development and introduction of new or enhanced products; risks that our collaborations and partnerships will not yield their anticipated benefits; risks associated with adverse U.S. and international economic conditions; and other factors discussed in the “Risk Factors” section of Entropic’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. All forward-looking statements are qualified in their entirety by this cautionary statement. Entropic is providing this information as of the date of this release and does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

ENTROPIC COMMUNICATIONS REPORTS SECOND QUARTER 2010 RESULTS	PAGE 4

Shelf Registration Statement

A shelf registration statement relating to Entropic’s common stock, preferred stock, debt securities, warrants or any combination of the foregoing has been filed by Entropic with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Entropic Communications® and the stylized Entropic “curve” logo are either trademarks or registered trademarks of Entropic Communications, Inc. in the United States and/or other countries.

Investor Contact:

Debra Hart

Director, Investor Relations

858.768.3852

debra.hart@entropic.com

Media/Industry Analyst Contact:

Ruder Finn for Entropic Communications

Chris Fallon

212.715.1691

fallonc@ruderfinn.com

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ENTROPIC COMMUNICATIONS, INC.

GAAP Condensed Consolidated Statements of Operations

(In thousands, except for share information and footnote disclosures)

	Three Months Ended			Six Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net revenues	$40,680	$37,451	$26,146	$78,131	$50,269
Cost of net revenues	18,831	17,701	13,201	36,532	25,105

Gross profit	21,849	19,750	12,945	41,599	25,164
Operating expenses:
Research and development	11,746	11,538	10,102	23,284	23,425
Sales and marketing	3,991	3,778	3,395	7,769	7,032
General and administrative	3,012	2,700	2,712	5,712	5,401
Amortization of intangibles	—	—	—	—	16
Restructuring charges (1)	—	—	979	—	2,103
Impairment of goodwill and intangible assets (2)	—	—	—	—	208

Total operating expenses	18,749	18,016	17,188	36,765	38,185

Income (loss) from operations	3,100	1,734	(4,243)	4,834	(13,021)
Other income, net	20	25	30	45	89

Income (loss) before income taxes	3,120	1,759	(4,213)	4,879	(12,932)

Income tax provision	28	1	74	29	91

Net income (loss)	$3,092	$1,758	$(4,287)	$4,850	$(13,023)

Net income (loss) per share attributable to common stockholders - basic	$0.04	$0.02	$(0.06)	$0.07	$(0.19)

Net income (loss) per share attributable to common stockholders - diluted	$0.04	$0.02	$(0.06)	$0.06	$(0.19)

Weighted average number of shares used to compute net income (loss) per share - basic	71,972	71,322	69,424	71,621	69,113

Weighted average number of shares used to compute net income (loss) per share - diluted	75,616	73,989	69,424	74,777	69,113

(1)	In March 2009, the Company implemented a restructuring plan to improve its operating cost structure which included a reduction-in-force and the closing of its France location and one of its Israel locations. During the three and six months ended June 30, 2009, the Company recorded restructuring charges of $979,000 and $2,103,000, respectively, related to the restructuring plan.
(2)	During the three months ended March 31, 2009, the Company recorded an impairment charge on intangible assets of $208,000. The Company determined that the intangible assets associated with its 2007 acquisition of Arabella Software, Ltd. were fully impaired as the developed technology acquired would no longer be used in its ongoing business operations.

ENTROPIC COMMUNICATIONS, INC.

GAAP Condensed Consolidated Balance Sheets

(In thousands)

	June 30, 2010	March 31, 2010	December 31, 2009
	(unaudited)	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$41,329	$38,499	$35,252
Accounts receivable, net	19,917	18,188	15,468
Inventory	23,077	17,007	16,353
Prepaid expenses and other current assets	2,772	2,542	3,302

Total current assets	87,095	76,236	70,375
Property and equipment, net	11,706	11,334	11,581
Intangible assets, net	811	1,217	1,623
Other long-term assets	213	230	235

Total assets	$99,825	$89,017	$83,814

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,979	$6,666	$5,726
Accrued payroll and benefits	3,730	3,219	3,396
Accrued expenses and other current liabilities	2,538	2,311	2,217
Deferred revenues	161	341	174

Total current liabilities	16,408	12,537	11,513
Stock repurchase liability	211	297	345
Other long-term liabilities	2,751	2,898	3,043
Stockholders’ equity	80,455	73,285	68,913

Total liabilities and stockholders’ equity	$99,825	$89,017	$83,814

ENTROPIC COMMUNICATIONS, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands, except for share information and footnote disclosures)

This press release contains the following non-GAAP financial measures: net income (loss) and net income (loss) per share. The presentation of such measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Our non-GAAP net income (loss) and net income (loss) per share exclude the items listed below.

The following table sets forth such non-GAAP measures for the applicable periods as well as the reconciliation of such measures to the directly comparable GAAP measures for the periods shown.

	Three Months Ended			Six Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP net income (loss)	$3,092	$1,758	$(4,287)	$4,850	$(13,023)
Non-GAAP adjustments:
Stock-based compensation:
Cost of net revenues	89	63	45	152	61
Research and development	1,211	1,079	996	2,290	2,518
Sales and marketing	382	312	326	694	694
General and administrative	875	738	853	1,613	1,755

Total stock-based compensation	2,557	2,192	2,220	4,749	5,028
Acquisition-related items:
Amortization of intangible assets:
Cost of net revenues	405	406	405	811	811
Operating expenses	—	—	—	—	16
Impairment of goodwill and intangible assets	—	—	—	—	208
Restructuring charges	—	—	979	—	2,103

Total of non-GAAP adjustments	2,962	2,598	3,604	5,560	8,166

Non-GAAP net income (loss)	$6,054	$4,356	$(683)	$10,410	$(4,857)

GAAP weighted average shares (basic)	71,972	71,322	69,424	71,621	69,113
Non-GAAP adjustment for dilutive shares (a)	5,907	4,953	—	5,344	—

Non-GAAP weighted average shares (diluted)	77,879	76,275	69,424	76,965	69,113

GAAP net income (loss) per share (basic)	$0.04	$0.02	$(0.06)	$0.07	$(0.19)
Non-GAAP adjustments detailed above (a)	0.04	0.04	0.05	0.07	0.12

Non-GAAP net income (loss) per share (diluted)	$0.08	$0.06	$(0.01)	$0.14	$(0.07)

(a)	Shares included for calculating diluted earnings per share for periods with non-GAAP net income. For the periods shown with a net loss, no shares were included for the diluted earnings per share calculation, as including such shares would be antidilutive.